EXHIBIT 99.1

International Assets Holding Corporation Reports Fiscal 2011 First Quarter Financial Results

NEW YORK, Feb. 9, 2011 (GLOBE NEWSWIRE) -- International Assets Holding Corporation (the 'Company') (Nasdaq:INTL) today announced its fiscal year 2011 first quarter financial results. Sean O'Connor, CEO of International Assets, stated, "This was a record quarter for us with a 17.5% return on equity and EPS of $0.62 (both on an adjusted marked-to-market basis). Adjusted operating revenues were up 67% from a year ago with all of our business units showing strong gains. This result was due to improved market conditions, as well as, initial revenue synergies generated from integration of recent acquisitions, offset by continuing low interest rates."

Certain financial metrics discussed in this press release are non-GAAP, reflecting marked-to-market adjustments in the Company's Commodity & Risk Management Services segment. A reconciliation of those metrics to GAAP equivalents is provided in the table below, and further discussion of the use of non-GAAP metrics is provided in the Company's Form 10-Q, filed today with the Securities and Exchange Commission ("SEC").

International Assets Holding Corporation Summary Financials

	Three Months Ended December 31,
(Unaudited) (in millions, except share and per share amounts)	2010	2009	% Change
Total operating revenues	$ 96.7	$ 59.6	62%
Interest expense	3.8	2.5	52%
Net revenues	92.9	57.1	63%
Compensation and benefits	42.5	24.1	76%
Clearing and related expenses	20.2	18.5	9%
Other non-interest expenses	24.3	15.0	62%
Total non-interest expenses	87.0	57.6	51%
Income (loss) from operations, before tax	5.9	(0.5)	(a)
Income tax expense (benefit)	2.1	(0.2)	(a)
Net income (loss) before discontinued operations	3.8	(0.3)	(a)
(Income) Loss from discontinued operations, net of tax	(0.2)	0.8	(a)
Income (loss) before extraordinary loss	4.0	(1.1)	(a)
Extraordinary loss	--	3.4	(a)
Net income (loss)	4.0	(4.5)	(a)
Less: Net income (loss) attributable to noncontrolling interests	--	(0.3)	(a)
Net income (loss) attributable to IAHC common shareholders	$ 4.0	$ (4.2)	(a)

Earnings per share:
Basic
Net income from continuing operations	$ 0.22	$ --	(a)
Income (loss) from discontinued operations	$ 0.01	$ (0.05)	(a)
Extraordinary loss	$ --	$ (0.20)	(a)
Net income (loss) attributable to IAHC common shareholders	$ 0.23	$ (0.25)	(a)

Diluted
Net income from continuing operations	$ 0.21	$ --	(a)
Income (loss) from discontinued operations	$ 0.01	$ (0.05)	(a)
Extraordinary loss	$ --	$ (0.20)	(a)
Net income (loss) attributable to IAHC common shareholders	$ 0.22	$ (0.25)	(a)

Weighted average number of common shares outstanding:
Basic	17,423,098	17,225,817	1%
Diluted	18,424,125	17,225,817	7%

Segmental operating revenues (non-GAAP) reconciliation:

Total operating revenues, as reported (GAAP)	$ 96.7	$ 59.6	62%
Marked-to-market adjustment	12.1	5.6	116%
Adjusted operating revenues (non-GAAP) (b)	$ 108.8	$ 65.2	67%

Represented by:
Commodity and risk management services	$ 66.2	$ 28.9	129%
Foreign exchange	$ 14.5	$ 13.1	11%
Securities	$ 7.9	$ 5.4	46%
Clearing and execution services	$ 17.1	$ 16.1	6%
Other	$ 2.8	$ 2.2	27%
Corporate unallocated	$ 0.3	$ (0.5)	(a)
Adjusted operating revenues (non-GAAP) (b)	$ 108.8	$ 65.2	67%

Net income (non-GAAP) reconciliation:

Net income, as reported (GAAP)	$ 4.0	$ (4.2)	(a)
Exclude (gain) loss from discontinued operations	(0.2)	0.8	(a)
Exclude extraordinary loss	--	3.4	(a)
Marked-to-market adjustment	12.1	5.6	116%
Tax effect at blended rate of 37.5%	(4.5)	(2.1)	114%
Adjusted net income from continuing operations (non-GAAP) (c)	$ 11.4	$ 3.5	226%

Consolidated financial statements for the Company are included in the Company's quarterly report on Form 10-Q filed with the SEC. The Form 10-Q will also be made available on the Company's website at www.intlfcstone.com.
(a) Comparison not meaningful.
(b) Adjusted operating revenues is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the Company's Commodity & Risk Management Services segment, as shown in the table. The table above reflects all reconciling items between the GAAP operating revenues and non-GAAP adjusted operating revenues. For a full discussion of management's reasons for disclosing these adjustments, see 'Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations' in the Form 10-Q for the quarter ended December 31, 2010.
(c) Adjusted net income from continuing operations is a non-GAAP measure that represents net income adjusted by after-tax marked-to-market differences in the Company's Commodity & Risk Management Services segment, the extraordinary loss related to the decrease in net deferred tax assets related to the FCStone merger, the extraordinary loss related to the pre-acquisition contingency and the loss from discontinued operations, net of tax. The table above reflects all reconciling items between the GAAP net income (loss) attributable to IAHC common shareholders and non-GAAP adjusted net income from continuing operations.

Conference Call & Web Cast

A conference call will be held tomorrow, Thursday, February 10, 2011 at 9:00 a.m. ET. A live web cast of the conference call as well as a replay will be available online on the Company's corporate web site at http://www.intlfcstone.com. Participants can also access the call by dialing 1-888-765-5576 (within the United States), or 1-913-312-1463 (international callers) approximately ten minutes prior to the start time.

A replay of the call will be available approximately two hours after the call has ended and will be available through February 17, 2011. To access the replay, dial 1-888-203-1112 (within the United States), or 1-719-457-0820 (international callers) and enter the replay passcode 5933962.

About International Assets Holding Corporation

International Assets Holding Corporation (INTL) provides execution and advisory services in commodities, currencies and international securities. INTL's businesses, which include the commodities advisory and transaction execution firm FCStone Group, serve more than 10,000 customers in more than 100 countries through a network of offices in eleven countries around the world.

Further information on INTL is available at www.intlfcstone.com.

Forward Looking Statements

This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to International Assets Holding Corporation, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the combined company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by International Assets Holding Corporation with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. International Assets Holding Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

CONTACT: International Assets Holding Corporation
         Investor Inquiries:
         Bill Dunaway, CFO
         866-522-7188
         bill.dunaway@intlassets.com